Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BioRegenx, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Resides, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/William Resides

William Resides

Chief Executive Officer

(Principal Executive Officer)

April 15, 2025

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BioRegenx, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Resides, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/William Resides

William Resides

Interim Chief Financial Officer

(Principal Financial Officer)

April 15, 2025